UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2015

AGILYSYS, INC.
 (Exact name of registrant as specified in its charter)

Ohio (State or Other Jurisdiction of Incorporation)	000-5734 (Commission File Number)	34-0907152 (IRS Employer Identification No.)

425 Walnut Street, Suite 1800
Cincinnati, Ohio 45202
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 810-7800

___________________________N/A___________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 2, 2015, each of Peter F. Sinisgalli and Max Carnecchia notified the Company of his intention to retire from the Board of Directors effective as of the 2015 Annual Meeting.

Item 8.01 Other Events.

On June 23, 2015, Agilysys, Inc. issued a press release announcing that Donald A. Colvin and Melvin L. Keating have been nominated to serve on the Company’s Board of Directors and will be presented for approval by the Company’s shareholders along with five current members of the Board of Directors at the 2015 Annual Meeting of Shareholders on September 23, 2015.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)            Exhibits.

The following item is filed as an exhibit to this current report on Form 8-K:

Exhibit Number                                        Description of Exhibit

99.1	Press Release issued by Agilysys, Inc. dated June 23, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS

Date: June 23, 2015	By: /s/ Kyle C. Badger
Name: Kyle C. Badger
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number                                        Description of Exhibit

99.1	Press Release issued by Agilysys, Inc. dated June 23, 2015.